INVESTOR PRESENTATION INVESTOR PRESENTATION November 8, 2022

2INVESTOR PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward- looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the ongoing COVID-19 pandemic, including governmental mandates regarding the same. We also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022, and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward- looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP.

INVESTOR PRESENTATION 3 58% 42% 45% 55% 3 AZZ Snapshot By Sales By EBITDA AZZ is North America’s largest independent hot-dip galvanizing and coil coating solutions company with #1 positions in both markets $1.4bn LTM Sales ~$340mm LTM Adj. EBITDA Pre-Fab Coil CoatingPost-Fab Metal Coatings Note: Financial metrics are pro forma for Precoat Metals acquisition and AZZ Infrastructure Solutions (AIS) divestiture and based on last twelve months ending August 31, 2022 (1) 41 galvanizing locations and 5 surface technologies locations Headquarters: FORT WORTH, TEXAS Employees: 3,900 Metal Coatings locations1: 46 Coil Coating Lines: 15~24% LTM Adj. EBITDA Margin

INVESTOR PRESENTATION 4 ` AZZ Provides Technologically Advanced Metal Coatings and Related Value-Added Services 3 POST-FAB METAL COATINGS Protects and extends the life of fabricated steel structures and components from the effects of corrosion, lasting decades Advanced application of protective and decorative coatings and related value- added services for steel and aluminum coil Leading Positions Across Several End Markets PRE-FAB COIL COATINGS Industry Leading Business Segments Highly differentiated solutions provider distinguished by scale, technology, customer service, breadth of offerings and proprietary know-how Industrial Agriculture Transportation Utility/T&DConstruction Appliance/ HVAC Why AZZ Irreplicable Footprint reflects scaled, purpose-built network and provides proximity and cost advantages World Class Cost, Efficiency and Environmental Benefits vs. other coatings applications drive increasing demand Industry-Leading Management Team and centralized operating model drives strategic initiatives and operational excellence Strategic Redundancy and Operational Flexibility provides unmatched service and optionality Warehousing/Storage provides significant value to customers, while providing insight into sales pipeline Value-Added Processing support across several end markets       Shared Value Propositions and Culture Across Both Segments

INVESTOR PRESENTATION 5 Investment Thesis North America’s largest independent hot-dip galvanizing and coil coating company Value-added tolling business model protects margins, limits metal commodity exposure, and minimizes NWC intensity 2 Diversified and resilient end markets with secular growth tailwinds Irreplaceable footprint provides cost advantages and enables service capabilities to customers Best-in-class margins, returns and free cash flow Mission-driven, experienced management team

INVESTOR PRESENTATION 6 45% 55% Pre-Fab Coil Coatings Post-Fab Metal Coatings 31% 69% AZZ Infrastructure Solutions Post-Fab Metal Coatings Portfolio Transformation Creates a Focused Market Leader in Protective Coating Solutions with High Margins AZZ in 20191 AZZ Today2 24.1% Adj. EBITDA Margin3 ~$340mm Adj. EBITDA3 ~$163mm Adj. EBITDA1 3 17.6% Adj. EBITDA Margin3 Acquisition of Precoat Metals Divestiture of AZZ Infrastructure Solutions Note: Pie charts represent breakdown of EBITDA (1) Based on fiscal year ending February 28, 2019 (2) Based on last twelve months ending August 31, 2022 (3) EBITDA excludes corporate expense

#1 in Hot-Dip Galvanizing and Coil Coating Businesses Across Large and Diverse Served Markets

	POST-FAB METAL COATINGS	PRE-FAB COIL COATING
Capabilities	***Galvanizing, powder coatings, plating, anodizing***	***Continuous coil coating with value-added shape correction, embossing, slitting, blanking***
Market Position	see chart below	see chart below
Addressable Market	***~$2.1 billion***	***~$3.7 billion***












AZZ
Competitors
28%
72%
#1
North America galvanizing



AZZ
Competitors
20%
80%
#1
Steel and aluminum pre-fab coatings

Note: FY based on February year-end

INVESTOR PRESENTATION 7

INVESTOR PRESENTATION 8 Post-Fab Metal Coatings Locations (46) Pre-Fab Coil Coatings Locations (13) North America’s Largest Independent Hot-Dip Galvanizing and Coil Coating Company Scale and Proximity to Customers Drives Significant Cost and Service Advantages

INVESTOR PRESENTATION 9 Trusted Long-Term Partner to Large, Blue Chip Customer Base Growing Base of Over 3,000+ Customers Diverse Customer Profile, No Single Customer >5% of Sales 85%+ of Top 25 Customers’ Relationships Span 10+ Years Construction & Building Products 6 HVAC and Appliances Transmission & Distribution Transportation (Haier) Select Customers

INVESTOR PRESENTATION 10 Diverse and Balanced End Market Exposure Infrastructure Machinery / Trans.Industrial Renewable/Utility Bridge and HwyHVACResidential Construction Appliance Agriculture Commercial Construction

INVESTOR PRESENTATION 11 Secular Drivers Enhancing Outlook INFRASTRUCTURE AND RENEWABLES INVESTMENT RESHORING MANUFACTURING PREPAINTED STEEL AND ALUMINUM MIGRATION CONVERSION FROM PLASTICS TO ALUMINUM

INVESTOR PRESENTATION 12 0 50 100 150 200 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 Zinc ($/ton) Sales ($mm) Limited exposure to metal price Value-added pricing model Highly variable cost structure with flexible operating model Consistent strong earnings and cash flow 60 70 80 90 100 110 120 130 60 70 80 90 100 110 120 130 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 (% Indexed to 2012 price) Galvalume AZ50 ($/ton) Precoat Construction ASP1 ($/ton) Limited Metal Commodity Exposure 8 Tolling Model Limits Metal Commodity Cost Exposure (% Indexed to 2014 price) (1) ASP refers to Average Selling Price

INVESTOR PRESENTATION 13 $138 $126 $157 $187 $86 $95 $137 $150 $224 $221 $294 $337 21.1% 21.5% 24.2% 24.1% FY20 FY21 FY22 LTM Both Businesses Have Delivered Robust Top-line Growth and Profitability 7 Pro Forma Sales Pro Forma Adj. EBITDA1 $499 $457 $519 $594 $561 $572 $699 $804 $1,060 $1,029 $1,218 $1,398 FY20 FY21 FY22 LTM Margin (%)1 Note: Financials exclude AIS which was divested in September 2022; FY based on February year-end; LTM based on 12 months ending 8/31/22 (1) Excludes corporate cost of $43 million, $41 million, $50 million, and $51 million for fiscal years 2020, 2021, 2022 and LTM 8/31/22. respectively Pre-Fab Coil CoatingPost-Fab Metal Coatings ($ in millions) COVID YearCOVID Year

INVESTOR PRESENTATION 14 14 Tom Ferguson President and Chief Executive Officer Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations Matt Emery Chief Information and Human Resources Officer Tara Mackey Chief Legal Officer Chris Bacius Vice President Business Development Kurt Russell President & COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Sustainability Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Mission-Driven, Experienced Management Team

INVESTOR PRESENTATION 15 Sustainability & ESG Environmental Social Governance Tracking energy, emissions, water usage and intensity Actively recycling zinc, aluminum and steel ~53% of our employee base is diverse Safety culture and training reduces workplace incidents through continuous improvement Gender and race diversity All independent directors except CEO Board oversight of ESG policies and sustainability Committed to Sustainability Sustainability Council with Board oversight Sustainability integrated into operations and Company culture Focused on Employee Safety, Development and Diversity Experienced and diverse Board

INVESTOR PRESENTATION Financial Overview 16

Premier Margin and Cash Flow Profile

3-Year Median EBITDA Margin[3]



18%
14%
7%
12%
AZZ
Coatings
Service Centers
Steel Mills

3-Year Median FCF Conversion (EBITDA less Capex / EBITDA)



77%
63%
79%
62%
AZZ
Coatings
Service Centers
Steel Mills

3-Year Median NWC as % Sales



13%
20%
22%
21%
AZZ[1]
Coatings
Service Centers
Steel Mills

Key AZZ Value Drivers of Profitability

- ✓ ***Differentiated solutions command strong gross margins***
- ✓ ***Flexible, efficient operating model supports attractive EBITDA margin***
- ✓ ***Tolling model limits NWC needs***
- ✓ ***Well-invested footprint with nominal maintenance capex requirements***
- ✓ ***Significant tax attributes with ~$100 million[2] net present value of cash tax savings in first 5 years, and~$150 million in total***

Note: Coatings peers include Valmont Industries (coating segment), Cornerstone Metal Coatings (commercial segment), Oerlikon Balzers and Hill & Smith; Service Centers peers include Reliance Steel & Aluminum, Worthington Industries, Ryerson, and Russel Metals; Steel Mills peers include BlueScope, Steel Dynamics, Nucor, and Ternium; AZZ FY based on February year-end

(1) Represents latest AZZ NWC pro forma for Precoat and AIS divestiture

(2) Cash tax savings come from write-up of Precoat assets; not included in cash conversion metrics

(3) Includes corporate expense

INVESTOR PRESENTATION 17

INVESTOR PRESENTATION 18 Proven Resilience Through Challenging Cycles ~25% ~75% Fixed Variable 7 Highly Variable Cost Structure Diverse End Market Exposure Performed Well Through Global Financial Crisis Post-Fab Metal Coatings EBITDA Pre-Fab Coil Coating EBITDA $51 $81 $85 $85 $98 $51 $59 $42 $57 $71 $102 $140 $127 $142 $169 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 Modest Decline (9%) CAGR Strong Recovery +15% CAGR ($ in millions)

Capital structure with no maturities until 2027

Strong cash flow generation supports near-term deleveraging priority

Business expected to generate ~$200mm in free cash flow in first year post-close

Transaction tax attributes ensures limited cash taxes

Rapid Deleveraging Profile



4.25x
> ½ turn reduction in net leverage since close
3.6x
3.0x
Long-Term Target Range
3.0x
2.5x
At Close
Current
By February 2024
Net Leverage

INVESTOR PRESENTATION 19

20INVESTOR PRESENTATION Our Capital Allocation Priorities Acquisitions  Opportunistic, highly accretive bolt-on acquisitions Return Capital  Committed to sustaining dividends High ROIC Investments  Organic growth  Strategic customer partnerships  Productivity Reduce Leverage  3.0x leverage by February 2024

Precoat Sales Seasonality Based on AZZ Fiscal Year

By Half Year[1] (Last 5 Years)

By Quarter[1] (Last 5 Years)



Calendar Year
AZZ's Fiscal Year
H1
H2
49%
51%
Jan - Jun
Jul - Dec
54%
46%
Mar - Aug
Sep - Feb
Q1
Q2
Q3
Q4
22%
27%
27%
24%
Jan - Mar
Apr - Jun
Jul - Sep
Oct - Dec
26%
28%
25%
21%
Mar - May
Jun - Aug
Sep - Nov
Dec - Feb

Note: FY based on February year-end. Includes last five fiscal and calendar years ending 2023 including forecast from September 2022 to February 2023. Excludes 2020 due to COVID-19 impact on seasonality

(1) Represents revenue mix

INVESTOR PRESENTATION 21

INVESTOR PRESENTATION 22 Fiscal Year 2023 Guidance 7 FY 2023 Adjusted EPS2 Sales Note: FY based on February year-end (1) Includes full-year impact of Precoat as if transaction closed March 1, 2022 (2) Adjusted earnings and earnings per share include post-tax cash impact of Precoat amortization $3.80 - $4.00 $1,455 - $1,505mm1 $1,275 - $1,325mm Pro Forma Sales Estimated Reported Sales Adjusted EBITDA Commentary  Growth of 18 - 22% on pro forma basis1  10 - 16% in the second half of the year1  Growth of 35 - 45% on pro forma basis1  “Pro forma” includes full-year impact of Precoat, and AIS divested as if transactions closed March 1, 2022  Pro forma EPS adjusted for full year impact:  Higher interest expense  “As converted” share count  Excludes equity income contribution from AIS (AVAIL) $300 - $320mm1 $285 - $305mm Pro Forma EBITDA Estimated Reported EBITDA Estimated Reported EPS $3.40 - $3.60 Pro Forma EPS

INVESTOR PRESENTATION 23 Current Strategy Drive Organic Growth 1 • Continued emphasis on customer service and quality • Invest in capacity to support specific customer demand Sustain Target EBITDA Range2 • Metal Coatings EBITDA 25-27% • Precoat Metals EBITDA 20-22% Rapidly De-lever and De-risk4 Strong cash flow and earnings support deleveraging to 2.5-3.0x Drive Operational Productivity and Efficiency Improvements 5 Optimize Corporate Structure With Simplified Metal Coatings Focus 3 Maintain Emphasis on Leadership and Talent Development 6

INVESTOR PRESENTATION Appendix 24

INVESTOR PRESENTATION 25 Q2 and YTD FY23 Adjusted Earnings Per Share (EPS) 7 (1) Earnings per share amounts included in the table above may not sum due to rounding differences (2) Includes expenses related to the Precoat acquisition as well as the divestiture of the AZZ Infrastructure Solutions business (3) Tax benefit consists of 21% federal statutory rate and 3% blended state tax rate for acquisition and transaction related expenditures and depreciation and amortization, and 22.2% for Estimated loss on discontinued operations (4) Adjusted earnings and earnings per share include post-tax cash impact of Precoat amortization ($ in thousands, except per share) Three Months Ended Six Months Ended August 31, 2022 August 31, 2022 Amount Per Diluted Share Amount Per Diluted Share Net income (loss) available to common shareholders and diluted earnings per share (58,610)$ (34,533)$ Impact of after-tax interest expense for Convertible Notes 2,006 2,554 Impact of Preferred share dividends 1,040 1,040$ Net income for diluted earnings per share (55,564)$ (1.91) (30,939)$ (1.13) Adjustments: Acquisition and transaction related expenditures2 2,706 0.09 15,236 0.56 Estimated loss on discontinued operations 114,900 3.95 114,900 4.19 Subtotal 117,606 4.05 130,136 4.74 Tax benefit3 (26,122) (0.90) (29,130) (1.06) Total adjustments 91,484 3.15 101,006 3.68 Adjusted earnings and adjusted earnings per share4 35,920$ 1.24$ 70,067$ 2.55$ 11

26INVESTOR PRESENTATION  Divested legacy AZZ Infrastructure Solutions Segment (“AIS”)  Sold to Fernweh Group LLC, a PE firm founded by McKinsey alums  AIS moved to Discontinued Operations  FY2023 financials reflect as realized results  Equity income under GAAP accounting [but to be excluded from go-forward guidance] Key Figures Divestiture of AZZ Infrastructure Solutions (“AIS”) Transaction Overview $300mm TEV $228mm Cash Proceeds 40% Stake ($72mm Value at Close) 8.1x LTM EBITDA September 30, 2022 Allows AZZ to focus purely on Metal Coatings